UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2011

Date of reporting period: September 1, 2010 — February 28, 2011

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PNVAX

Putnam International Capital Opportunities Fund

Semiannual report
2|28|11

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
International Capital
Opportunities Fund

Semiannual report
2 | 28 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy and stock market continue to show resilience, even in the face of rising head winds around the globe. On March 9, 2011, U.S. equities marked the two-year anniversary of the beginning of the most powerful bull market since the 1950s, with the S&P 500 Index doubling from its 2009 low.

While Putnam maintains a positive outlook for U.S. equities and the overall economy in 2011, we believe volatility will punctuate the year ahead. Civil unrest in the Middle East and North Africa, high unemployment, rising oil prices, and Japan’s earthquake, tsunami, and nuclear crisis have all created a climate of uncertainty. In addition, the U.S. fixed-income market continues to struggle, as yields have risen and bond prices have fallen. We believe that Putnam’s active, research-intensive approach is well suited to uncovering opportunities in this environment.

In developments affecting oversight of your fund, we wish to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Targeting smaller international companies

In international economies, as in the United States, small and midsize companies can offer attractive long-term investment potential. Such companies can seize new opportunities quickly or occupy profitable business niches. International markets may be particularly fertile ground compared with the United States because relatively fewer research analysts cover smaller companies overseas.

Putnam International Capital Opportunities Fund has invested in stocks of small and midsize international companies since late 1995. While investing in companies located in other countries involves risk, it may also give your money a chance to grow, even during a downturn in the U.S. economy. That’s because international economies sometimes follow a different business cycle than that of the United States. In foreign markets, interest rates are managed by institutions such as the European Central Bank or the Bank of Japan.

Also, while foreign currencies such as the euro, the yen, and the pound fluctuate in value, your investment may benefit if these currencies strengthen against the U.S. dollar.

With thousands of smaller-company securities around the world to choose from, the fund’s managers benefit from the proprietary research and extensive capabilities of analysts in Putnam’s Global Equity Research group.

Reflecting Putnam’s blend strategy, the portfolio can hold both value and growth stocks without a bias toward either style. This flexibility may help keep the fund diversified given the risks of changing market conditions. In addition to developed markets, including Europe, Japan, Australia, and Canada, the fund can invest in emerging markets, which may offer faster rates of economic growth despite greater risk of volatility and illiquid securities. In all their decisions, the portfolio managers are guided by Putnam’s risk controls, which call for regular review of fund holdings and the discipline to trim or sell stocks when they exceed what the managers consider their true worth.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The use of derivatives involves special risks and may result in losses. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound.

In-depth analysis is key to successful stock selection.

The fund’s portfolio managers seek stocks that are believed to be mispriced by the market. Once a stock is selected for the portfolio, it is regularly assessed by the managers to ensure that it continues to meet their criteria, including:

Quality The managers look for high-quality companies, seeking characteristics such as sound business models , strong balance sheets, and high or improving returns on capital.

Valuation The managers carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Cash flow The managers examine each company’s financials, particularly the amount of cash a company generates relative to the earnings that it reports, and target those believed to offer attractive and sustainable cash flow.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

Joseph Joseph

Joe, how did the fund perform for the six months ended February 28, 2011?

I am pleased to report that Putnam International Capital Opportunities Fund’s class A shares returned 32.05% at net asset value, outperforming both the fund’s benchmark, the S&P Developed Ex-U.S. SmallCap Index, which gained 29.07%, and the average return of its Lipper peer group, International Small/Mid-Cap Core Funds, which finished at 27.79%. Solid stock picking in industrials and financials, and favorable positioning in consumer staples, drove the fund’s outperformance.

What was the environment like in foreign equity markets during the past six months?

At the beginning of the period, many investors were questioning the strength of the economic recovery and fearing a relapse into recession. This environment of fear and uncertainty allowed us to find some attractively valued investment opportunities in economically sensitive sectors, such as consumer discretionary, industrials, and technology. As the period unfolded, investors gained confidence that global economies would continue to gradually improve and increasingly moved capital into cyclical market sectors, boosting the returns of many of the stocks we held.

In addition, as is typical in the early stages of an economic recovery, small- and mid-cap stocks, which tend to be more economically sensitive than large-cap stocks, outperformed their large-cap counterparts. Since the fund focuses in the small- and mid-cap areas of the market, this created a generally favorable environment for our investment approach.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/11. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

How did you adjust the fund’s positioning?

We tend not to take large positions in individual securities, but we do gradually increase or decrease sector weightings relative to the benchmark when we find attractive valuations. During the period, we moderately increased the fund’s exposure to industrials, finding compelling opportunities in industrial companies in the United Kingdom and Japan.

We also modestly reduced the fund’s financials weighting. One of the top contributors for the period, London-based BlueBay Asset Management, was acquired by Royal Bank of Canada, and we reallocated the proceeds from this sale to other areas, such as industrials.

What factors drove the fund’s strong relative performance?

From a sector perspective, solid security selection in industrials was the biggest contributor. Stock picking in financials also helped, as did underweighting the underperforming consumer staples sector.

In terms of individual holdings, the fund’s top three contributors were all in the industrials category. The first of these, U.K.-based Ashtead Group, rents heavy equipment and machinery, and benefited from the increased infrastructure spending resulting from various government stimulus programs. The second was an out-of-benchmark investment in Japan-based Nitto Denko, a maker of film for liquid crystal display [LCD] monitors. Nitto Denko’s stock became attractively valued as concerns grew about slowing demand for LCD televisions. When these concerns eased, its stock outperformed. Rounding out this group of holdings is another stock we purchased at relatively cheap levels only to see it outperform. This was our investment in German machine-tool manufacturer Gildemeister, whose orders grew significantly as overall industrial demand strengthened.

Country allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Weightings will vary over time.

Two additional contributors were Norway-based TGS-NOPEC Geophysical and Canadian investment bank Canaccord Financial. TGS-NOPEC provides geological data and software products to the oil and gas industry. Its stock performed well as energy prices rose. Canaccord capitalized on increased investment-banking opportunities with Canadian companies operating in the strong-performing materials and energy sectors.

Which sectors and holdings detracted from results?

The fund’s weakest sector was consumer discretionary, due to poor security selection. Stock picking in technology also hurt, but was partially offset by overweighting the sector, which slightly outperformed the benchmark.

The biggest individual detractor was consumer discretionary holding Eniro, a telephone directory service based in Sweden. Eniro is transitioning from publishing paper telephone directories to an online business model. As it transitions, the company is losing revenue from traditional print advertising while not yet realizing a similar level of revenue from online advertising. In addition, Eniro has sizeable debt on its balance sheet and announced an equity recapitalization plan during the period. All told, the combination of weak sales and earnings, and financial restructuring, weighed down the stock.

An overweight position in Belgium-based Agfa-Gevaert also disappointed. Agfa-Gevaert is a medical device company that sells its products primarily to hospitals. During the recession, hospitals reduced capital expenditures and, as a group, are still not

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/11. Short-term holdings are excluded. Holdings will vary over time.

spending at pre-recession levels. As a result, Agfa-Gevaert’s revenues have suffered.

British automotive retailer Halfords Group was another detractor. Our investment in Halfords was one of the better performers coming out of the credit crisis and general downturn in automobile sales. During this period, however, its stock reached a plateau and underperformed the fund’s benchmark.

Lastly, Pacific Brands, which markets a variety of clothing, footwear, and houseware products, was hurt by rising cotton prices. The company is headquartered in Australia.

How did the fund use derivatives during the period?

We used currency forwards to hedge portions of our foreign currency exposures. Currency forwards allow us to pursue strategies that can help protect the fund from adverse movements in exchange rates.

What is your outlook for international equity markets over the coming months, and how are you positioning the fund?

We are seeing signs through the companies we own that global economies appear to be gradually strengthening. This is not to say there are no clouds on the horizon. Unrest in the Middle East has driven oil prices above $100 per barrel. If oil prices continue to move higher, this could severely dampen growth prospects worldwide. In addition, the ultimate effect of the turmoil in Japan brought on by the catastrophic earthquake and tsunami is another unknown.

That said, as value-oriented investors that take a fundamental, bottom-up approach to the markets, we will continue our work regardless of the macroeconomic environment. At the end of the period, we continued to favor stocks in economically sensitive sectors — industrials, consumer discretionary, and technology — and maintained underweights in consumer staples and utilities, two sectors

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

that we view as being relatively expensive. The fund was overweight in Japan because we found some of the most compelling valuations among companies in that market. In the wake of the disaster affecting the country, we are actively evaluating our Japanese holdings.

Thanks for your time and for bringing us up to date, Joe.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Joseph Joseph has an M.B.A. from the Stern School of Business at New York University and a B.A. from Loyola College. A Certified Public Accountant, he joined Putnam in 1994 and has been in the investment industry since 1987.

In addition to Joe, your fund’s portfolio managers are Randy Farina and John McLanahan.

IN THE NEWS

Oil prices have surged in the past several months, pushed higher by political strife in Egypt and Libya and rising demand from around the globe. A barrel of Brent crude jumped to $111.80 on February 28, 2011, from $82.31 at the end of September 2010. With the United States showing signs of economic growth, the concern is that rising oil prices could tip the economy back into recession. If oil remains elevated for an extended time, consumer spending — the primary engine of GDP growth — could be significantly reduced. A more manageable price for oil today is generally considered to be between $90 and $100. This is not the first time in recent years that oil prices have exhibited significant price swings. In early July 2008, oil peaked at $146.08, but the global economic slowdown diminished worldwide demand for oil, knocking down the price to a low of $36.61 by late December of that year.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/28/95)		(10/30/96)		(7/26/99)		(10/30/96)		(1/21/03)	(2/1/00)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	12.28%	11.84%	11.44%	11.44%	11.45%	11.45%	11.72%	11.46%	12.02%	12.49%

10 years	107.68	95.72	92.43	92.43	92.57	92.57	97.54	90.62	103.05	112.88
Annual average	7.58	6.95	6.76	6.76	6.77	6.77	7.04	6.66	7.34	7.85

5 years	32.84	25.20	27.87	25.87	27.94	27.94	29.54	24.99	31.23	34.50
Annual average	5.84	4.60	5.04	4.71	5.05	5.05	5.31	4.56	5.59	6.11

3 years	6.39	0.26	3.99	0.99	4.06	4.06	4.82	1.15	5.61	7.19
Annual average	2.09	0.09	1.31	0.33	1.34	1.34	1.58	0.38	1.84	2.34

1 year	26.74	19.45	25.76	20.76	25.78	24.78	26.09	21.67	26.42	27.06

6 months	32.05	24.45	31.55	26.55	31.55	30.55	31.72	27.13	31.89	32.24

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 2/28/11

	S&P Developed Ex-U.S.	Lipper International Small/Mid-Cap
	SmallCap Index	Core Funds category average*

Annual average (life of fund)	7.62%	11.40%

10 years	160.17	107.37
Annual average	10.03	7.12

5 years	24.37	17.36
Annual average	4.46	3.14

3 years	2.46	0.45
Annual average	0.81	0.09

1 year	30.31	28.80

6 months	29.07	27.79

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/28/11, there were 57, 55, 45, 31, 26, and 6 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 2/28/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	1	1		1	1

Income	$0.300		—	$0.051	$0.129		$0.229	$0.384

Capital gains	—		—	—	—		—	—

Total	$0.300		—	$0.051	$0.129		$0.229	$0.384

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

8/31/10	$28.17	$29.89	$27.80	$27.87	$27.95	$28.96	$27.73	$28.22

2/28/11	36.88	39.13	36.57	36.61	36.68	38.01	36.33	36.91

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/28/95)		(10/30/96)		(7/26/99)		(10/30/96)		(1/21/03)	(2/1/00)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	12.16%	11.72%	11.32%	11.32%	11.32%	11.32%	11.60%	11.34%	11.90%	12.36%

10 years	127.39	114.31	110.74	110.74	110.83	110.83	116.26	108.70	122.37	133.09
Annual average	8.56	7.92	7.74	7.74	7.74	7.74	8.02	7.63	8.32	8.83

5 years	26.52	19.24	21.82	19.82	21.84	21.84	23.36	19.06	25.02	28.11
Annual average	4.82	3.58	4.03	3.68	4.03	4.03	4.29	3.55	4.57	5.08

3 years	6.08	–0.03	3.72	0.72	3.72	3.72	4.51	0.84	5.33	6.88
Annual average	1.99	–0.01	1.22	0.24	1.22	1.22	1.48	0.28	1.75	2.24

1 year	16.00	9.34	15.15	10.15	15.13	14.13	15.42	11.38	15.74	16.29

6 months	16.29	9.60	15.85	10.85	15.86	14.86	16.01	11.96	16.18	16.43

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 8/31/10	1.62%	2.37%	2.37%	2.12%	1.87%	1.37%

Annualized expense ratio for the six-month period
ended 2/28/11*	1.53%	2.28%	2.28%	2.03%	1.78%	1.28%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Includes a decrease of 0.03% in annualized performance fees for the six months ended 2/28/11.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2010, to February 28, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$8.80	$13.09	$13.09	$11.66	$10.23	$7.37

Ending value (after expenses)	$1,320.50	$1,315.50	$1,315.50	$1,317.20	$1,318.90	$1,322.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2011, use the following calculation method. To find the value of your investment on September 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.65	$11.38	$11.38	$10.14	$8.90	$6.41

Ending value (after expenses)	$1,017.21	$1,013.49	$1,013.49	$1,014.73	$1,015.97	$1,018.45

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Developed Ex-U.S. SmallCap Index is an unmanaged index of small-cap stocks from developed countries, excluding the United States.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2011, Putnam employees had approximately $372,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 2/28/11 (Unaudited)

COMMON STOCKS (99.4%)*	Shares	Value

Australia (5.0%)
Abacus Property Group R	1,893,764	$4,291,743

Alesco Corp., Ltd. S	632,868	2,053,313

Beach Petroleum, Ltd.	2,464,621	2,360,024

BlueScope Steel, Ltd.	1,729,952	3,692,463

Charter Hall Office R	1,161,651	3,798,149

Flight Centre, Ltd.	245,016	5,542,099

Incitec Pivot, Ltd.	1,413,942	6,369,350

ING Industrial Fund	6,817,552	3,684,800

Kagara Zinc, Ltd. †	4,579,822	3,508,719

MacArthur Coal, Ltd.	404,336	4,894,341

Nufarm, Ltd. †	698,428	3,757,800

Pacific Brands, Ltd. †	4,567,759	4,159,152

Sigma Pharmaceuticals, Ltd. †	5,067,136	2,298,782

Sims Group, Ltd.	216,116	4,134,399

Valad Property Group † R	1,578,137	1,886,012

Wotif.com Holdings, Ltd. S	1,482,392	7,897,915

		64,329,061
Austria (0.8%)
Bank Austria Creditanstalt AG † F	471	—

CA Immobilien Anlagen AG † S	175,442	3,018,557

EVN AG S	129,468	2,152,498

Wienerberger AG † S	239,275	4,950,767

		10,121,822
Belgium (0.6%)
AGFA-Gevaert NV †	446,649	2,046,812

Euronav NV	104,251	1,761,307

Gimv NV	13,677	758,721

UCB SA	100,765	3,746,975

		8,313,815
Brazil (0.4%)
Embraer SA ADR S	151,200	5,149,872

		5,149,872
Canada (7.3%)
Canaccord Financial, Inc.	670,643	10,621,449

Consolidated Thompson Iron Mines, Ltd. †	298,700	5,259,778

Dorel Industries, Inc. Class B	92,400	3,006,735

Enerplus Corp.	106,265	3,471,039

Ensign Energy Services, Inc.	299,824	5,137,546

Harry Winston Diamond Corp. †	306,182	3,739,387

Industrial Alliance Insurance and Financial Services, Inc.	90,000	3,657,090

Inmet Mining Corp.	81,691	5,620,199

InnVest Real Estate Investment Trust R	743,300	5,334,982

Lundin Mining Corp. †	1,085,548	8,551,583

Methanex Corp.	174,861	5,090,434

Pason Systems, Inc.	159,861	2,454,461

Peyto Energy Trust units	229,509	4,738,601

Precision Drilling Trust (Units) †	517,700	6,104,073

COMMON STOCKS (99.4%)* cont.	Shares	Value

Canada cont.
Quadra Mining, Ltd. †	384,896	$5,636,105

Sherritt International Corp.	497,500	4,656,858

TMX Group, Inc. S	52,500	2,189,527

Trican Well Service, Ltd.	183,795	4,284,954

Western Coal Corp. † S	369,048	4,590,773

		94,145,574
China (2.6%)
AAC Acoustic Technologies Holdings, Inc.	2,060,000	5,186,494

Hidili Industry International Development, Ltd.	4,113,000	3,413,778

Hopson Development Holdings, Ltd. †	4,026,000	4,470,728

Kingboard Chemical Holdings, Ltd.	494,000	2,627,779

Perfect World Co., Ltd. ADR † S	104,600	2,219,612

Shanda Interactive Entertainment, Ltd. ADR † S	42,000	1,769,460

Sinofert Holdings, Ltd. †	4,772,000	2,572,137

SRE Group, Ltd.	38,402,000	3,452,714

TPV Technology, Ltd.	5,362,000	3,156,812

Wolseley PLC †	156,561	5,452,986

		34,322,500
Denmark (1.5%)
East Asiatic Co., Ltd. A/S S	65,976	1,960,354

GN Store Nord †	581,054	5,679,681

H. Lundbeck A/S	222,908	5,096,431

Sydbank A/S †	200,653	5,200,526

Torm A/S † S	179,934	1,222,511

		19,159,503
Finland (1.0%)
Cramo OYJ † S	213,063	6,420,003

Poyry OYJ	198,777	2,702,563

Tieto OYJ	174,900	3,358,075

		12,480,641
France (5.3%)
Air France-KLM †	116,904	1,912,147

Beneteau SA S	184,788	3,810,639

CNP Assurances	51,089	1,133,227

Dassault Systemes SA	73,549	5,633,327

Havas Advertising SA	964,305	5,443,913

IMS-International Metal Service †	90,517	1,890,352

Ingenico	147,890	5,601,398

M6-Metropole Television	191,833	4,850,899

Nexans SA	64,045	5,800,894

Nexity	108,616	5,396,466

Publicis Group SA	167,418	9,551,984

Rexel SA †	284,711	6,877,265

SEB SA	38,014	3,739,589

Teleperformance	177,628	6,747,352

		68,389,452

COMMON STOCKS (99.4%)* cont.	Shares	Value

Germany (3.7%)
Carl Zeiss Meditec AG	122,190	$2,475,069

Celesio AG	129,783	3,591,746

Deutsche Lufthansa AG †	99,434	2,033,340

Draegerwerk AG & Co., KGaA (Preference)	31,072	2,546,730

ElringKlinger AG	106,186	3,503,721

Gildemeister AG S	266,438	5,891,585

HeidelbergCement AG	98,230	6,878,322

Heidelberger Druckmaschinen AG †	432,135	2,115,700

Krones AG †	29,921	1,988,180

MTU Aero Engines Holding AG	67,692	4,514,325

Pfleiderer AG † S	1,157,916	2,341,468

Puma AG Rudolf Dassler Sport	14,361	4,271,746

Stada Arzneimittel	83,539	3,342,228

Wincor Nixdorf AG	30,844	2,585,092

		48,079,252
Greece (0.8%)
Mytilineos Holdings SA †	684,880	4,915,767

Public Power Corp. SA	129,079	1,997,260

Titan Cement Co. SA	170,867	3,832,525

		10,745,552
Hong Kong (1.2%)
Dah Sing Financial Group	751,600	4,829,244

Longtop Financial Technologies Ltd. ADR †	41,964	1,215,697

VTech Holdings, Ltd.	321,000	3,427,684

Wing Hang Bank, Ltd.	484,000	6,193,329

		15,665,954
India (0.8%)
Hindalco Industries, Ltd.	766,685	3,435,609

Satyam Computer Services., Ltd. †	1,531,420	2,112,925

Tata Iron & Steel Co., Ltd.	377,545	5,095,638

		10,644,172
Indonesia (0.1%)
Medco Energi Internasional Tbk PT	5,086,000	1,695,146

		1,695,146
Ireland (1.5%)
Charter International PLC	339,545	4,189,740

Kingspan Group PLC	694,329	6,708,676

United Business Media, Ltd. PLC	445,431	5,162,968

United Drug PLC	1,198,537	3,887,700

		19,949,084
Italy (3.6%)
A2A SpA	1,950,100	3,122,399

Ansaldo STS SpA	274,214	3,853,105

Arnoldo Mondadori Editore SpA †	937,075	3,300,871

Buzzi Unicem SpA S	212,627	3,008,263

Danieli & Co. SpA S	206,087	6,462,974

Gemina SpA †	3,816,000	3,047,090

Hera SpA	1,624,677	3,659,828

Indesit Co. SpA	278,683	3,217,732

COMMON STOCKS (99.4%)* cont.	Shares	Value

Italy cont.
Iride SpA	1,879,597	$3,367,541

Milano Assicurazioni SpA	925,093	1,537,395

Piaggio & C. SpA S	962,382	3,134,967

Recordati SpA	700,399	6,549,804

Saras SpA †	781,387	2,010,414

		46,272,383
Japan (23.3%)
ADEKA Corp.	289,100	3,244,355

Advance Residence Investment Corp. R	2,340	4,873,494

Aeon Delight Co., Ltd.	160,600	2,963,955

Aica Kogyo Co., Ltd.	184,100	2,507,589

Amano Corp.	250,700	2,429,245

Aoyama Trading Co., Ltd.	137,200	2,392,493

ASKUL Corp.	90,500	1,829,393

Brother Industries, Ltd.	241,300	3,815,169

Canon Electronics, Inc.	91,600	2,812,473

Canon Marketing Japan, Inc.	178,700	2,507,309

Capcom Co., Ltd.	198,400	3,836,667

Central Glass Co., Ltd.	1,056,000	4,729,523

Chiyoda Integre Co., Ltd.	252,500	3,954,923

Circle K Sunkus Co., Ltd.	160,600	2,716,755

Daifuku Co., Ltd.	791,000	6,394,611

Dainippon Sumitomo Pharma Co., Ltd.	335,200	3,278,581

Disco Corp. S	60,900	4,314,159

FCC Co., Ltd.	230,800	5,747,082

Fujikura, Ltd.	648,000	3,236,161

Hitachi Chemical Co., Ltd.	244,300	5,683,215

Hitachi High-Technologies Corp.	184,200	4,297,615

Horiba, Ltd.	90,800	2,849,559

Ibiden Co., Ltd.	123,000	4,257,575

Itochu Techno-Solutions Corp.	42,700	1,512,550

Japan Aviation Electronics Industry, Ltd.	654,000	5,534,346

Japan Petroleum Exploration Co.	44,500	2,186,530

Japan Real Estate Investment Corp. R	429	4,421,654

JSR Corp.	278,700	5,990,590

Kaneka Corp.	376,000	2,768,644

Kansai Paint Co., Ltd.	492,000	4,690,811

Kansai Urban Banking Corp.	1,715,000	3,053,995

Keihin Corp.	187,200	4,154,016

Kenedix, Inc. †	8,147	2,217,001

Kobayashi Pharmaceutical Co., Ltd.	45,700	2,218,416

Komori Corp.	511,000	5,465,020

Kose Corp.	146,400	3,980,261

Kuroda Electric Co., Ltd.	215,700	3,002,961

Makino Milling Machine Co., Ltd. †	336,000	3,160,053

Mandom Corp.	114,400	3,072,250

Meitec Corp. †	150,100	3,330,777

COMMON STOCKS (99.4%)* cont.	Shares	Value

Japan cont.
Mirait Holdings Corp. †	234,700	$1,783,221

Mitsubishi Tanabe Pharma	307,200	5,215,596

Miura Co., Ltd.	36,400	1,021,536

Musashino Bank, Ltd. (The)	75,300	2,591,454

Nifco, Inc.	121,200	3,274,229

Nihon Kohden Corp.	203,600	4,479,378

Nihon Parkerizing Co., Ltd.	311,000	4,821,684

Nippon Electric Glass Co., Ltd.	336,000	5,623,541

Nippon Express Co., Ltd.	729,000	3,149,493

Nippon Konpo Unyu Soko Co.	257,000	2,976,578

Nippon Thompson Co., Ltd.	580,000	4,860,222

Nishimatsuya Chain Co., Ltd.	315,400	2,885,248

Nissha Printing Co., Ltd. S	77,900	1,995,765

Nissin Kogyo Co., Ltd.	288,500	5,322,790

Nitto Denko Corp.	157,200	9,509,282

NOK Corp.	307,700	6,122,038

NTT Urban Development Corp.	2,722	2,838,349

Okinawa Electric Power Co., Inc. (The)	66,900	3,357,508

Ono Pharmaceutical Co., Ltd.	67,300	3,523,786

Pacific Metals Co., Ltd.	439,000	4,155,617

Sanwa Holdings Corp.	719,000	2,566,251

Seikagaku Corp.	189,300	2,162,021

Shin-Etsu Polymer Co., Ltd.	618,300	3,947,424

Shinko Electric Industries	292,200	3,403,833

Sohgo Security Services Co., Ltd.	284,300	3,442,215

Stanley Eelctric Co., Ltd.	237,700	4,377,705

Suruga Bank, Ltd. (The)	440,000	4,394,412

Suzuken Co., Ltd.	81,300	2,324,027

Taikisha, Ltd.	194,200	3,539,397

Tamron Co., Ltd.	241,000	5,158,117

Tokai Rika Co., Ltd.	181,200	3,525,590

Tokai Tokyo Financial Holdings, Inc.	661,000	2,451,340

Tokyu Land Corp.	881,000	5,063,437

Toppan Forms Co., Ltd.	210,300	2,056,588

Toshiba Machine Co., Ltd.	757,000	4,544,826

Toyoda Gosei Co., Ltd.	211,000	4,964,027

Toyota Boshoku Corp.	284,500	4,744,329

Trend Micro, Inc.	83,000	2,582,237

Ushio, Inc.	92,500	1,905,583

Yamaha Corp.	217,400	2,802,964

Yamaha Motor Co., Ltd. †	176,100	3,125,222

Yamato Kogyo Co., Ltd.	130,200	4,298,375

		302,319,011
Mexico (0.8%)
CEMEX SAB de CV (Units) †	4,039,667	3,628,663

Grupo Financiero Banorte SAB de CV	1,385,100	6,283,839

		9,912,502

COMMON STOCKS (99.4%)* cont.	Shares	Value

Netherlands (2.6%)
Aalberts Industries NV	236,344	$5,040,186

Arcadis NV S	256,574	6,135,633

Hunter Douglas NV	115,121	5,424,103

Koninklijke BAM Groep NV	601,351	3,867,179

Mediq NV	200,806	3,714,112

Ordina NV †	570,051	2,706,734

USG People NV †	215,057	4,396,247

Vastned Offices (Industrial) NV R	126,921	2,137,306

		33,421,500
Norway (2.9%)
DNO International ASA † S	3,653,178	6,222,283

Petroleum Geo-Services ASA †	356,229	5,873,497

Schibsted ASA	129,200	3,944,475

Ship Finance International, Ltd. S	198,971	4,136,607

Sparebank 1 SR Bank	588,200	6,248,453

TGS-NOPEC Geophysical Co. ASA	334,890	8,645,717

Veidekke ASA	341,400	2,986,690

		38,057,722
Portugal (0.2%)
Banco BPI SA S	1,119,799	2,214,929

		2,214,929
Russia (0.3%)
Oriflame Cosmetics SA SDR S	65,389	3,834,135

		3,834,135
Singapore (1.0%)
Great Eastern Holdings, Ltd.	219,000	2,715,189

Neptune Orient Lines, Ltd. †	2,471,000	3,993,214

Raffles Education Corp., Ltd. †	13,377,000	2,739,858

Straits Asia Resources, Ltd.	1,579,000	2,939,148

		12,387,409
South Africa (0.9%)
African Rainbow Minerals, Ltd.	118,339	3,580,303

Aquarius Platinum, Ltd.	520,379	3,477,507

Massmart Holdings, Ltd.	201,988	4,166,640

		11,224,450
South Korea (2.7%)
Busan Bank	267,940	3,226,058

Cheil Communications, Inc.	170,773	2,106,732

Daegu Bank	380,560	5,163,287

Daelim Industrial Co., Ltd.	54,467	4,760,077

GS Home Shopping, Inc.	39,925	4,480,098

Halla Climate Control	252,440	3,858,087

LG Fashion Corp.	165,790	4,133,106

NHN Corp. †	40,594	6,826,019

		34,553,464
Spain (0.8%)
Fomento de Construcciones y Contratas SA	100,490	3,208,278

Gestevision Telecinco SA	530,593	6,660,241

		9,868,519

COMMON STOCKS (99.4%)* cont.	Shares	Value

Sweden (1.8%)
AF AB Class B	168,120	$3,479,865

CDON Group AB †	68,749	332,399

Eniro AB † S	2,000,460	7,301,526

Intrum Justita AB	312,467	4,566,860

Meda AB Class A	426,800	3,739,364

Modern Times Group AB Class B	65,378	4,375,819

		23,795,833
Switzerland (5.8%)
Adecco SA	92,525	6,231,093

Baloise Holding AG Class R	48,296	5,220,627

Banque Cantonale Vaudoise (BCV)	17,726	9,857,320

Bucher Industries AG	35,071	7,612,310

Ferrexpo PLC	825,645	5,634,553

Forbo Holding AG	7,198	4,797,117

Georg Fischer AG †	14,959	8,423,296

Helvetia Patria Holding	6,884	2,953,568

Logitech International SA † S	290,447	5,525,623

Nobel Biocare Holding AG	200,172	3,849,130

Partners Group Holding AG	58,878	10,554,680

Sika AG	1,999	4,282,957

		74,942,274
Taiwan (3.2%)
Coretronic Corporation	2,413,000	3,879,125

Greatek Electronics, Inc.	3,379,640	3,235,060

Kinsus Interconnect Technology Corp.	1,416,000	4,439,459

Largan Precision Co., Ltd.	156,000	4,307,073

Lite-On Technology Corp.	3,324,793	4,142,835

Novatek Microelectronics Corp., Ltd.	1,601,780	4,908,297

Powertech Technology, Inc.	746,000	2,608,796

Radiant Opto-Electronics Corp.	2,830,166	6,312,268

Richtek Technology Corp.	337,050	2,664,002

TSRC Corp.	1,520,000	3,526,870

Wistron Corp.	599,829	1,070,099

		41,093,884
Thailand (0.2%)
Thoresen Thai Agencies PCL †	5,284,900	3,162,405

		3,162,405
United Kingdom (15.9%)
Aegis Group PLC	2,545,624	5,905,381

Amdocs, Ltd. †	163,875	4,890,030

Amlin PLC	629,060	3,965,500

Ashmore Group PLC	1,104,594	6,025,185

Ashtead Group PLC	2,714,215	7,568,141

Aveva Group PLC	225,454	5,846,291

Barratt Developments PLC †	2,059,297	3,597,969

Bellway PLC	218,424	2,391,385

Close Brothers Group PLC	295,213	4,010,108

Davis Service Group PLC	756,362	5,914,772

Debenhams PLC †	2,497,219	2,549,204

COMMON STOCKS (99.4%)* cont.	Shares	Value

United Kingdom cont.
Dragon Oil PLC †	742,029	$7,200,547

Enterprise Inns PLC †	1,368,991	2,120,175

Firstgroup PLC	592,927	3,518,765

Halfords Group PLC	667,607	4,208,494

Hargreaves Lansdown, PLC	830,969	8,178,513

Hays PLC	2,141,482	4,347,736

Hiscox, Ltd.	741,670	4,621,082

Holidaybreak PLC	499,327	2,637,961

Home Retail Group PLC	804,101	2,884,386

Inchcape PLC †	601,310	3,797,416

Informa PLC	502,560	3,553,953

Interserve PLC	841,641	3,282,613

JKX Oil & Gas PLC	960,960	4,749,274

Kazakhmys PLC	244,140	5,735,091

Keller Group PLC	228,479	2,317,485

Kier Group PLC	138,158	3,045,436

Man Group PLC	507,844	2,373,559

Meggitt Holdings PLC	820,870	4,516,293

Michael Page International PLC	649,631	5,437,337

Morgan Sindall PLC	227,277	2,432,851

National Express Group PLC †	988,382	3,987,592

Next PLC	194,675	6,257,938

Persimmon PLC	427,929	3,274,713

Rathbone Brothers	306,674	5,807,164

Redrow PLC †	1,936,696	4,262,785

Regus PLC	644,952	1,118,456

Savills PLC	980,789	6,039,147

Schroders PLC	313,033	9,120,526

Segro PLC R	348,333	1,824,671

SIG PLC †	1,915,429	4,041,478

Spectris PLC	141,733	3,214,163

Speedy Hire PLC	5,693,221	2,639,594

Subsea 7 SA	192,353	4,941,859

Taylor Wimpey PLC †	6,398,238	4,115,582

Thomas Cook Group PLC	581,386	1,788,505

Travis Perkins PLC	248,805	4,027,322

Vedanta Resources PLC	149,665	5,865,313

		205,949,741
United States (0.8%)
Aircastle, Ltd. S	64,147	774,896

Aspen Insurance Holdings, Ltd.	179,714	5,310,549

Axis Capital Holdings, Ltd.	62,562	2,272,252

Herbalife, Ltd.	33,100	2,595,374

		10,953,071

Total common stocks (cost $983,025,723)		$1,287,154,632

U.S. TREASURY OBLIGATIONS (—%)* [i]	Principal amount	Value

U.S. Treasury Inflation Protected Notes 2s, July 15, 2014	$158,099	$173,621

Total U.S. treasury obligations (cost $173,621)		$173,621

SHORT-TERM INVESTMENTS (5.7%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.21% [d]	64,513,429	$64,513,429

Putnam Money Market Liquidity Fund 0.17% [e]	7,873,409	7,873,409

SSgA Prime Money Market Fund 0.12% [i] P	170,000	170,000

U.S. Treasury Bills, for effective yields ranging from
0.22% to 0.24%, October 20, 2011 ##	$680,000	679,115

U.S. Treasury Bills, for effective yields ranging from
0.22% to 0.23%, July 28, 2011 ##	301,000	300,683

U.S. Treasury Bills, for an effective yield of 0.21%,
June 2, 2011	197,000	196,863

Total short-term investments (cost $73,733,428)		$73,733,499

TOTAL INVESTMENTS

Total investments (cost $1,056,932,772)		$1,361,061,752

Key to holding’s abbreviations
ADR	American Depository Receipts
SDR	Swedish Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2010 through February 28, 2011 (the reporting period).

* Percentages indicated are based on net assets of $1,295,232,475.

† Non-income-producing security.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts (Note 1).

P The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $211,862 to cover certain derivatives contracts.

ADR and SDR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

FORWARD CURRENCY CONTRACTS at 2/28/11 (aggregate face value $472,614,988) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Sell	3/16/11	$2,640,164	$2,620,192	$(19,972)

	British Pound	Buy	3/16/11	1,535,343	1,523,549	11,794

	Canadian Dollar	Buy	3/16/11	12,237,372	11,950,658	286,714

	Euro	Buy	3/16/11	26,381,876	26,332,961	48,915

	Norwegian Krone	Sell	3/16/11	7,592,127	7,416,741	(175,386)

	Swedish Krona	Buy	3/16/11	1,393,677	1,369,185	24,492

Barclays Bank PLC

	British Pound	Buy	3/16/11	2,980,735	2,958,864	21,871

	Euro	Buy	3/16/11	7,618,036	7,612,577	5,459

	Japanese Yen	Sell	3/16/11	9,274,099	9,319,770	45,671

	Norwegian Krone	Buy	3/16/11	307,981	301,155	6,826

	Swedish Krona	Buy	3/16/11	821,681	807,880	13,801

Citibank, N.A.

	Australian Dollar	Buy	3/16/11	4,118,842	4,087,256	31,586

	British Pound	Sell	3/16/11	3,974,097	3,944,021	(30,076)

	Danish Krone	Sell	3/16/11	9,632,876	9,624,554	(8,322)

	Euro	Buy	3/16/11	22,954,988	22,934,595	20,393

	Hong Kong Dollar	Sell	3/16/11	3,355,434	3,352,379	(3,055)

	Norwegian Krone	Sell	3/16/11	690,174	674,386	(15,788)

	Singapore Dollar	Buy	3/16/11	728,859	728,444	415

	Swedish Krona	Buy	3/16/11	1,938,865	1,904,971	33,894

	Swiss Franc	Buy	3/16/11	2,309,422	2,293,159	16,263

Credit Suisse AG

	Australian Dollar	Buy	3/16/11	3,789,241	3,759,907	29,334

	British Pound	Buy	3/16/11	1,319,006	1,308,930	10,076

	Canadian Dollar	Buy	3/16/11	3,361,901	3,289,914	71,987

	Euro	Buy	3/16/11	9,312,022	9,301,839	10,183

	Japanese Yen	Sell	3/16/11	14,532,864	14,604,341	71,477

	Norwegian Krone	Sell	3/16/11	14,300,200	13,968,390	(331,810)

	Swedish Krona	Buy	3/16/11	91,828	90,210	1,618

Deutsche Bank AG

	Australian Dollar	Buy	3/16/11	1,811,839	1,795,015	16,824

	British Pound	Sell	3/16/11	5,562,142	5,517,962	(44,180)

	Canadian Dollar	Buy	3/16/11	4,447,464	4,349,122	98,342

	Euro	Buy	3/16/11	13,153,746	13,144,796	8,950

	Swedish Krona	Buy	3/16/11	2,356,668	2,313,530	43,138

	Swiss Franc	Buy	3/16/11	2,832,964	2,814,489	18,475

Goldman Sachs International

	Australian Dollar	Buy	3/16/11	4,583,599	4,547,754	35,845

	British Pound	Sell	3/16/11	973,354	965,943	(7,411)

	Euro	Sell	3/16/11	21,331,936	21,308,302	(23,634)

	Japanese Yen	Sell	3/16/11	12,721,949	12,784,127	62,178

	Norwegian Krone	Buy	3/16/11	3,413,674	3,335,658	78,016

	Swedish Krona	Buy	3/16/11	2,149,187	2,111,909	37,278

FORWARD CURRENCY CONTRACTS at 2/28/11 (aggregate face value $472,614,988) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association

	Australian Dollar	Buy	3/16/11	$2,889,220	$2,866,597	$22,623

	British Pound	Buy	3/16/11	2,262,106	2,244,812	17,294

	Euro	Sell	3/16/11	13,470,739	13,461,085	(9,654)

	Hong Kong Dollar	Sell	3/16/11	833,269	833,610	341

	Norwegian Krone	Sell	3/16/11	6,555,885	6,404,549	(151,336)

	Swiss Franc	Buy	3/16/11	6,610,716	6,563,953	46,763

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	3/16/11	5,485,044	5,441,772	43,272

	British Pound	Buy	3/16/11	5,499,680	5,457,755	41,925

	Canadian Dollar	Buy	3/16/11	7,337,667	7,177,765	159,902

	Euro	Buy	3/16/11	20,925,242	20,903,877	21,365

	Hong Kong Dollar	Sell	3/16/11	2,286,558	2,287,272	714

	Japanese Yen	Sell	3/16/11	10,631,976	10,685,515	53,539

	Norwegian Krone	Buy	3/16/11	494,421	482,949	11,472

	Singapore Dollar	Buy	3/16/11	1,938,379	1,937,869	510

	Swedish Krona	Sell	3/16/11	1,812,996	1,784,415	(28,581)

	Swiss Franc	Buy	3/16/11	505,775	502,090	3,685

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	3/16/11	5,245,038	5,201,339	43,699

	British Pound	Sell	3/16/11	427,469	424,258	(3,211)

	Canadian Dollar	Buy	3/16/11	6,021,814	5,893,762	128,052

	Euro	Sell	3/16/11	9,539,312	9,532,130	(7,182)

	Israeli Shekel	Buy	3/16/11	2,927,119	2,877,415	49,704

	Japanese Yen	Sell	3/16/11	12,860,654	12,808,677	(51,977)

	Swedish Krona	Sell	3/16/11	429,155	421,384	(7,771)

	Swiss Franc	Buy	3/16/11	4,281,912	4,252,896	29,016

State Street Bank and Trust Co.

	Australian Dollar	Buy	3/16/11	1,750,617	1,737,268	13,349

	Canadian Dollar	Buy	3/16/11	8,210,030	8,035,114	174,916

	Euro	Buy	3/16/11	4,116,351	4,112,172	4,179

	Israeli Shekel	Buy	3/16/11	2,927,092	2,878,652	48,440

	Norwegian Krone	Sell	3/16/11	7,779,673	7,606,716	(172,957)

	Swedish Krona	Sell	3/16/11	2,870,767	2,822,418	(48,349)

UBS AG

	Australian Dollar	Buy	3/16/11	621,065	615,983	5,082

	British Pound	Buy	3/16/11	2,826,859	2,805,805	21,054

	Canadian Dollar	Buy	3/16/11	8,198,500	8,020,848	177,652

	Euro	Sell	3/16/11	5,738,575	5,736,001	(2,574)

	Israeli Shekel	Buy	3/16/11	2,927,092	2,875,922	51,170

	Norwegian Krone	Buy	3/16/11	8,359,599	8,171,753	187,846

	Swedish Krona	Buy	3/16/11	2,957,305	2,906,913	50,392

	Swiss Franc	Buy	3/16/11	9,907	9,840	67

FORWARD CURRENCY CONTRACTS at 2/28/11 (aggregate face value $472,614,988) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Westpac Banking Corp.

	Australian Dollar	Sell	3/16/11	$1,518,442	$1,506,553	$(11,889)

	British Pound	Buy	3/16/11	5,178,753	5,138,988	39,765

	Canadian Dollar	Buy	3/16/11	8,698,611	8,513,380	185,231

	Euro	Buy	3/16/11	12,659,696	12,648,789	10,907

	Japanese Yen	Sell	3/16/11	12,887,638	12,954,692	67,054

Total						$1,717,680

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Australia	$—	$64,329,061	$—

Austria	10,121,822	—	—

Belgium	8,313,815	—	—

Brazil	5,149,872	—	—

Canada	94,145,574	—	—

China	9,442,058	24,880,442	—

Denmark	19,159,503	—	—

Finland	12,480,641	—	—

France	68,389,452	—	—

Germany	48,079,252	—	—

Greece	10,745,552	—	—

Hong Kong	1,215,697	14,450,257	—

India	—	10,644,172	—

Indonesia	—	1,695,146	—

Ireland	19,949,084	—	—

Italy	46,272,383	—	—

Japan	—	302,319,011	—

Mexico	9,912,502	—	—

Netherlands	33,421,500	—	—

Norway	38,057,722	—	—

Portugal	2,214,929	—	—

Russia	3,834,135	—	—

Singapore	—	12,387,409	—

South Africa	7,746,943	3,477,507	—

South Korea	—	34,553,464	—

Spain	9,868,519	—	—

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks cont.:

Sweden	$23,795,833	$—	$—

Switzerland	74,942,274	—	—

Taiwan	—	41,093,884	—

Thailand	—	3,162,405	—

United Kingdom	205,949,741	—	—

United States	10,953,071	—	—

Total common stocks	774,161,874	512,992,758	—

U.S. Treasury Obligations	—	173,621	—

Short-term investments	8,043,409	65,690,090	—

Totals by level	$782,205,283	$578,856,469	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$1,717,680	$—

Totals by level	$—	$1,717,680	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 2/28/11 (Unaudited)

ASSETS

Investment in securities, at value, including $61,506,213 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $984,545,934)	$1,288,674,914
Affiliated issuers (identified cost $72,386,838) (Notes 1 and 6)	72,386,838

Foreign currency (cost $2,097,449) (Note 1)	2,126,290

Dividends, interest and other receivables	1,857,503

Receivable for shares of the fund sold	2,580,171

Receivable for investments sold	2,030,672

Unrealized appreciation on forward currency contracts (Note 1)	2,872,795

Total assets	1,372,529,183

LIABILITIES

Payable for investments purchased	4,151,186

Payable for shares of the fund repurchased	4,982,432

Payable for compensation of Manager (Note 2)	828,822

Payable for investor servicing fees (Note 2)	309,855

Payable for custodian fees (Note 2)	107,634

Payable for Trustee compensation and expenses (Note 2)	181,034

Payable for administrative services (Note 2)	4,820

Payable for distribution fees (Note 2)	555,666

Unrealized depreciation on forward currency contracts (Note 1)	1,155,115

Collateral on securities loaned, at value (Note 1)	64,513,429

Collateral on certain derivative contracts, at value (Note 1)	343,621

Other accrued expenses	163,094

Total liabilities	77,296,708

Net assets	$1,295,232,475

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,230,267,193

Distributions in excess of net investment income (Note 1)	(3,627,779)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(237,324,483)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	305,917,544

Total — Representing net assets applicable to capital shares outstanding	$1,295,232,475

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($938,880,980 divided by 25,458,047 shares)	$36.88

Offering price per class A share (100/94.25 of $36.88)*	$39.13

Net asset value and offering price per class B share ($43,580,272 divided by 1,191,547 shares)**	$36.57

Net asset value and offering price per class C share ($67,005,635 divided by 1,830,342 shares)**	$36.61

Net asset value and redemption price per class M share ($11,261,274 divided by 307,016 shares)	$36.68

Offering price per class M share (100/96.50 of $36.68)*`	$38.01

Net asset value, offering price and redemption price per class R share
($106,428,487 divided by 2,929,113 shares)	$36.33

Net asset value, offering price and redemption price per class Y share
($128,075,827 divided by 3,470,002 shares)	$36.91

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 2/28/11 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $588,713)	$7,907,150

Interest (including interest income of $3,189 from investments in affiliated issuers) (Note 6)	3,189

Securities lending (including interest income of $283,432 from investments
in affiliated issuers) (Note 1)	332,215

Total investment income	8,242,554

EXPENSES

Compensation of Manager (Note 2)	5,593,659

Investor servicing fees (Note 2)	1,982,600

Custodian fees (Note 2)	111,154

Trustee compensation and expenses (Note 2)	66,530

Administrative services (Note 2)	10,472

Distribution fees — Class A (Note 2)	1,130,902

Distribution fees — Class B (Note 2)	220,296

Distribution fees — Class C (Note 2)	318,062

Distribution fees — Class M (Note 2)	39,842

Distribution fees — Class R (Note 2)	245,732

Other	208,994

Total expenses	9,928,243

Expense reduction (Note 2)	(40,767)

Net expenses	9,887,476

Net investment loss	(1,644,922)

Net realized gain on investments (Notes 1 and 3)	89,883,583

Net realized gain on foreign currency transactions (Note 1)	4,847,217

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	5,998,400

Net unrealized appreciation of investments during the period	239,821,554

Net gain on investments	340,550,754

Net increase in net assets resulting from operations	$338,905,832

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 2/28/11*	Year ended 8/31/10

Operations:
Net investment income (loss)	$(1,644,922)	$7,341,840

Net realized gain on investments and foreign currency transactions	94,730,800	69,593,798

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	245,819,954	(94,874,352)

Net increase (decrease) in net assets resulting from operations	338,905,832	(17,938,714)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(7,948,826)	(3,489,296)

Class C	(95,983)	—

Class M	(40,431)	—

Class R	(655,754)	(237,266)

Class Y	(1,341,363)	(671,445)

Increase in capital from settlement payments	30,313	382,561

Redemption fees (Note 1)	21,365	93,447

Decrease from capital share transactions (Note 4)	(137,338,102)	(59,687,344)

Total increase (decrease) in net assets	191,537,051	(81,548,057)

NET ASSETS

Beginning of period	1,103,695,424	1,185,243,481

End of period (including distributions in excess of net investment income of $3,627,779 and undistributed net investment
income of $8,099,500, respectively)	$1,295,232,475	$1,103,695,424

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees [b]	reimbursements	end of period	value (%) [c]	(in thousands)	net assets (%) [d]	net assets (%)	turnover (%)

Class A
February 28, 2011 **	$28.17	(.03)	9.04	9.01	(.30)	—	(.30)	—	— [b,e]	$36.88	32.05 *	$938,881	.76*	(.10)*	11*
August 31, 2010	28.69	.20	(.61)	(.41)	(.12)	—	(.12)	—	.01 [f]	28.17	(1.43)	793,406	1.64 [g]	.66	27
August 31, 2009	32.09	.39	(3.35)	(2.96)	(.47)	—	(.47)	—	.03 [h,i]	28.69	(8.33)	874,265	1.64 [g,j]	1.78 [j]	84
August 31, 2008	41.54	.63	(8.27)	(7.64)	(1.50)	(.31)	(1.81)	—	—	32.09	(19.01)	1,259,641	1.47 [j]	1.68 [j]	41
August 31, 2007	33.00	.45	8.83	9.28	(.74)	—	(.74)	—	—	41.54	28.43	1,432,999	1.49 [j]	1.15 [j]	37
August 31, 2006	26.80	.27 [k]	6.33	6.60	(.40)	—	(.40)	—	—	33.00	24.88 [k]	943,421	1.54 [j,k]	.89 [j,k]	45

Class B
February 28, 2011 **	$27.80	(.15)	8.92	8.77	—	—	—	—	— [b,e]	$36.57	31.55 *	$43,580	1.13*	(.46)*	11*
August 31, 2010	28.42	(.06)	(.57)	(.63)	—	—	—	—	.01 [f]	27.80	(2.18)	41,441	2.39 [g]	(.19)	27
August 31, 2009	31.30	.22	(3.10)	(2.88)	(.03)	—	(.03)	—	.03 [h,i]	28.42	(9.04)	72,873	2.39 [g,j]	1.04 [j]	84
August 31, 2008	40.45	.27	(7.99)	(7.72)	(1.12)	(.31)	(1.43)	—	—	31.30	(19.61)	166,262	2.22 [j]	.74 [j]	41
August 31, 2007	32.15	.13	8.64	8.77	(.47)	—	(.47)	—	—	40.45	27.45	416,584	2.24 [j]	.36 [j]	37
August 31, 2006	26.11	.04 [k]	6.19	6.23	(.19)	—	(.19)	—	—	32.15	23.98 [k]	425,910	2.29 [j,k]	.13 [j,k]	45

Class C
February 28, 2011 **	$27.87	(.16)	8.95	8.79	(.05)	—	(.05)	—	— [b,e]	$36.61	31.55 *	$67,006	1.13*	(.47)*	11*
August 31, 2010	28.48	(.03)	(.59)	(.62)	—	—	—	—	.01 [f]	27.87	(2.14)	55,847	2.39 [g]	(.10)	27
August 31, 2009	31.61	.22	(3.20)	(2.98)	(.18)	—	(.18)	—	.03 [h,i]	28.48	(9.02)	62,683	2.39 [g,j]	1.02 [j]	84
August 31, 2008	40.96	.33	(8.14)	(7.81)	(1.23)	(.31)	(1.54)	—	—	31.61	(19.63)	99,261	2.22 [j]	.89 [j]	41
August 31, 2007	32.57	.15	8.74	8.89	(.50)	—	(.50)	—	—	40.96	27.48	128,552	2.24 [j]	.39 [j]	37
August 31, 2006	26.46	.04 [k]	6.27	6.31	(.20)	—	(.20)	—	—	32.57	23.95 [k]	79,202	2.29 [j,k]	.13 [j,k]	45

Class M
February 28, 2011 **	$27.95	(.12)	8.98	8.86	(.13)	—	(.13)	—	— [b,e]	$36.68	31.72 *	$11,261	1.01*	(.35)*	11*
August 31, 2010	28.50	.04	(.60)	(.56)	—	—	—	—	.01 [f]	27.95	(1.93)	9,345	2.14 [g]	.15	27
August 31, 2009	31.66	.28	(3.23)	(2.95)	(.24)	—	(.24)	—	.03 [h,i]	28.50	(8.79)	10,957	2.14 [g,j]	1.28 [j]	84
August 31, 2008	40.97	.40	(8.12)	(7.72)	(1.28)	(.31)	(1.59)	—	—	31.66	(19.40)	17,334	1.97 [j]	1.08 [j]	41
August 31, 2007	32.57	.24	8.73	8.97	(.57)	—	(.57)	—	—	40.97	27.77	28,812	1.99 [j]	.63 [j]	37
August 31, 2006	26.47	.11 [k]	6.27	6.38	(.28)	—	(.28)	—	—	32.57	24.26 [k]	23,720	2.04 [j,k]	.38 [j,k]	45

Class R
February 28, 2011 **	$27.73	(.08)	8.91	8.83	(.23)	—	(.23)	—	— [b,e]	$36.33	31.89 *	$106,428	.88*	(.23)*	11*
August 31, 2010	28.29	.15	(.63)	(.48)	(.09)	—	(.09)	—	.01 [f]	27.73	(1.67)	85,829	1.89 [g]	.51	27
August 31, 2009	31.72	.31	(3.31)	(3.00)	(.46)	—	(.46)	—	.03 [h,i]	28.29	(8.55)	58,878	1.89 [g,j]	1.42 [j]	84
August 31, 2008	41.17	.58	(8.23)	(7.65)	(1.49)	(.31)	(1.80)	—	—	31.72	(19.21)	23,843	1.72 [j]	1.59 [j]	41
August 31, 2007	32.78	.42	8.70	9.12	(.73)	—	(.73)	—	—	41.17	28.10	8,008	1.74 [j]	1.03 [j]	37
August 31, 2006	26.68	.18 [k]	6.32	6.50	(.40)	—	(.40)	—	—	32.78	24.61 [k]	1,216	1.79 [j,k]	.59 [j,k]	45

Class Y
February 28, 2011 **	$28.22	.02	9.05	9.07	(.38)	—	(.38)	—	— [b,e]	$36.91	32.24 *	$128,076	.64*	.05*	11*
August 31, 2010	28.73	.29	(.63)	(.34)	(.18)	—	(.18)	—	.01 [f]	28.22	(1.19)	117,828	1.39 [g]	.97	27
August 31, 2009	32.21	.43	(3.38)	(2.95)	(.56)	—	(.56)	—	.03 [h,i]	28.73	(8.11)	105,588	1.39 [g,j]	2.00 [j]	84
August 31, 2008	41.69	.72	(8.30)	(7.58)	(1.59)	(.31)	(1.90)	—	—	32.21	(18.82)	117,703	1.22 [j]	1.93 [j]	41
August 31, 2007	33.10	.53	8.88	9.41	(.82)	—	(.82)	—	—	41.69	28.76	99,570	1.24 [j]	1.36 [j]	37
August 31, 2006	26.88	.35 [k]	6.34	6.69	(.47)	—	(.47)	—	—	33.10	25.17 [k]	78,458	1.29 [j,k]	1.14 [j,k]	45

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34	35

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Zurich Capital Markets, Inc., which amounted to less than $0.01 per share outstanding as of December 21, 2010.

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to $0.01 per share outstanding as of March 30, 2010.

g Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to less than 0.01% of average net assets as of August 31, 2010 and August 31, 2009.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear, Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to $0.02 per share outstanding as of May 21, 2009.

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.01 per share outstanding as of June 23, 2009.

j Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

August 31, 2009	0.07%

August 31, 2008	<0.01

August 31, 2007	<0.01

August 31, 2006	<0.01

k Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.02% of average net assets for the period ended August 31, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 2/28/11 (Unaudited)

Note 1: Significant accounting policies

Putnam International Capital Opportunities Fund (the fund) is a diversified series of Putnam Investment Funds (the trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek long-term capital appreciation by investing primarily in equity securities of small- and mid-capitalization companies whose principal place of business is located outside of the United States or whose securities are principally traded on foreign markets that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from September 1, 2010 through February 28, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

E) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $795,162 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $211,107 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $84,934.

F) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Effective August 2010, cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $61,506,213 which includes an amount for a security that is deemed worthless at period end and the fund received cash collateral of $64,513,429.

G) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

H) Line of credit The fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At August 31, 2010, the fund had a capital loss carryover of $323,842,721 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$10,367,419	August 31, 2016

227,200,752	August 31, 2017

86,274,550	August 31, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $1,065,145,334, resulting in gross unrealized appreciation and depreciation of $362,408,200 and $66,491,782, respectively, or net unrealized appreciation of $295,916,418.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

K) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administration services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.080%	of the first $5 billion,
1.030%	of the next $5 billion,
0.980%	of the next $10 billion,
0.930%	of the next $10 billion,
0.880%	of the next $50 billion,
0.860%	of the next $50 billion,
0.850%	of the next $100 billion,
0.845%	of any excess thereafter.

In addition, beginning with the fund’s thirteenth complete calendar month of operation under the management contract (January 2011), the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended or, if the management contract has not yet been effective for thirty-six complete calendar months, the period from the date the management contract became effective to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the S&P Developed/Ex-U.S. SmallCap Index, each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

For the reporting period ended, the base fee represented an effective rate of 0.46% of the fund’s average net assets before a decrease of $200,563 (0.02% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,257 under the expense offset arrangements and by $39,510 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $823, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $12,156 and $102 from the sale of class A and class M shares, respectively, and received $20,644 and $426 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $12 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $130,375,494 and $264,944,965, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 2/28/11		Year ended 8/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	1,440,471	$49,218,917	5,422,898	$163,504,444

Shares issued in connection with
reinvestment of distributions	206,119	7,168,826	108,669	3,237,132

	1,646,590	56,387,743	5,531,567	166,741,576

Shares repurchased	(4,356,926)	(148,445,385)	(7,840,989)	(233,397,488)

Net decrease	(2,710,336)	$(92,057,642)	(2,309,422)	$(66,655,912)

	Six months ended 2/28/11		Year ended 8/31/10

Class B	Shares	Amount	Shares	Amount

Shares sold	42,389	$1,419,899	142,635	$4,297,190

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	42,389	1,419,899	142,635	4,297,190

Shares repurchased	(341,593)	(11,385,453)	(1,216,338)	(36,287,271)

Net decrease	(299,204)	$(9,965,554)	(1,073,703)	$(31,990,081)

	Six months ended 2/28/11		Year ended 8/31/10

Class C	Shares	Amount	Shares	Amount

Shares sold	58,219	$1,987,119	272,316	$8,197,669

Shares issued in connection with
reinvestment of distributions	2,367	81,865	—	—

	60,586	2,068,984	272,316	8,197,669

Shares repurchased	(234,354)	(7,841,411)	(468,920)	(13,906,875)

Net decrease	(173,768)	$(5,772,427)	(196,604)	$(5,709,206)

	Six months ended 2/28/11		Year ended 8/31/10

Class M	Shares	Amount	Shares	Amount

Shares sold	5,509	$193,231	35,689	$1,071,525

Shares issued in connection with
reinvestment of distributions	1,107	38,341	—	—

	6,616	231,572	35,689	1,071,525

Shares repurchased	(33,974)	(1,134,274)	(85,821)	(2,530,056)

Net decrease	(27,358)	$(902,702)	(50,132)	$(1,458,531)

	Six months ended 2/28/11		Year ended 8/31/10

Class R	Shares	Amount	Shares	Amount

Shares sold	946,114	$32,028,117	2,862,871	$85,619,860

Shares issued in connection with
reinvestment of distributions	18,277	626,735	7,724	226,935

	964,391	32,654,852	2,870,595	85,846,795

Shares repurchased	(1,130,229)	(37,821,100)	(1,856,644)	(54,805,882)

Net increase (decrease)	(165,838)	$(5,166,248)	1,013,951	$31,040,913

	Six months ended 2/28/11		Year ended 8/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	707,554	$23,905,192	2,442,620	$72,780,427

Shares issued in connection with
reinvestment of distributions	30,498	1,061,319	17,496	521,192

	738,052	24,966,511	2,460,116	73,301,619

Shares repurchased	(1,443,061)	(48,440,040)	(1,960,304)	(58,216,146)

Net increase (decrease)	(705,009)	$(23,473,529)	499,812	$15,085,473

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$2,872,795	Payables	$1,155,115

Total		$2,872,795		$1,155,115

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$4,558,883	$4,558,883

Total	$4,558,883	$4,558,883

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$5,898,033	$5,898,033

Total	$5,898,033	$5,898,033

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $3,189 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $144,552,946 and $136,740,679, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	George Putnam, III	Francis J. McNamara, III
Putnam Investment	Robert L. Reynolds	Vice President and
Management, LLC	W. Thomas Stephens	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Officers	James P. Pappas
	Robert L. Reynolds	Vice President
Investment Sub-Manager	President
Putnam Investments Limited		Judith Cohen
57–59 St James’s Street	Jonathan S. Horwitz	Vice President, Clerk and
London, England SW1A 1LD	Executive Vice President,	Assistant Treasurer
Principal Executive
Marketing Services	Officer, Treasurer and	Michael Higgins
Putnam Retail Management	Compliance Liaison	Vice President, Senior Associate
One Post Office Square		Treasurer and Assistant Clerk
Boston, MA 02109	Steven D. Krichmar
	Vice President and	Nancy E. Florek
Custodian	Principal Financial Officer	Vice President, Assistant Clerk,
State Street Bank		Assistant Treasurer and
and Trust Company	Janet C. Smith	Proxy Manager
Vice President, Assistant
Legal Counsel	Treasurer and Principal	Susan G. Malloy
Ropes & Gray LLP	Accounting Officer	Vice President and
Assistant Treasurer
Trustees	Beth S. Mazor
John A. Hill, Chairman	Vice President
Jameson A. Baxter,
Vice Chairman	Robert R. Leveille
Ravi Akhoury	Vice President and
Barbara M. Baumann	Chief Compliance Officer
Charles B. Curtis
Robert J. Darretta	Mark C. Trenchard
Paul L. Joskow	Vice President and
Kenneth R. Leibler	BSA Compliance Officer
Robert E. Patterson

This report is for the information of shareholders of Putnam International Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus, if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA011
266554 4/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: April 28, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 28, 2011